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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

 Date of Report:                             (Date of Earliest Event Reported):
December 17, 1997                                   December 9, 1997


                                 GROSSMAN'S INC

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction or Incorporation)

        1-542                                               38-0524830
(Commission File No.)                                     I.R.S. Employer
                                                        Identification No.)

               45 Dan Road
          Canton, Massachusetts                               02021
(Address of Principal Executive Offices)                    (Zip code)

              Registrant's telephone number, including area code:

                                 (617) 830-4000






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Item 5 Other Events

               The Chapter 11 Plan of Reorganization sponsored by Registrant, certain subsidiaries of registrant and JELD WEN, inc. was confirmed by the United States Bankruptcy Court for the District of Delaware on December 9, 1997. See attached public release.




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Item 7 Financial Statements and Exhibits


       Exhibits

         99.1 Public release announcing confirmation of Plan of Reorganization.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            GROSSMAN'S INC.




                                            By: /s/ Richard E. Kent
                                                -------------------------------
                                                Richard E. Kent
                                                Vice President, Secretary
                                                and General Counsel













Dated: December 17, 1997